Exhibit 10.2

[Marion, Ohio - #1672]

SIXTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

This SIXTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of May 30, 2012, by and between the parties signatory hereto, as lessors (collectively, “Lessor”) and HCR III Healthcare, LLC, as lessee (“Lessee”).

RECITALS

A.            Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of April 7, 2011, as amended by that certain First Amendment to Master Lease and Security Agreement dated as of April 7, 2011, as further amended by that certain Second Amendment to Master Lease and Security Agreement dated as of May 16, 2011, Third Amendment to Master Lease and Security Agreement dated as of January 10, 2012, Fourth Amendment to Master Lease and Security Agreement dated as of April 18, 2012 and Fifth Amendment to Master Lease and Security Agreement dated as of May 5, 2012 (as so amended, the “Master Lease”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

B.            Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare, LLC, a Delaware limited liability company, pursuant to that certain Guaranty of Obligations dated as of April 7, 2011 (as the same may have been or may hereafter be further amended, modified or reaffirmed from time to time in accordance with the terms thereof, the “Guaranty”).

C.            The Master Lease covers the “Leased Property” of the Pool 1 Facilities described on Exhibit A-1 to the Master Lease, the Pool 2 Facilities described on Exhibit A-2 to the Master Lease, the Pool 3 Facilities described on Exhibit A-3 to the Master Lease and the Pool 4 Facilities described on Exhibit A-4 to the Master Lease.

D.            Reference is made to the Pool 1 Facility identified on Exhibit A-1 to the Master Lease as “Heartland of Marion,” located on the Land identified on said Exhibit as 400 Barks Road West, Marion, Ohio (the “Original Heartland of Marion Land”).

E.             Lessee desires to expand or cause the expansion of Heartland of Marion in order to complete a 16-bed addition (the “Marion Expansion Project”), which is a Pre-Existing Project listed on Schedule 10.1 of the Master Lease.

F.             Concurrently herewith and in consideration of Lessor’s confirmation of the Marion Expansion Project, Lessee has caused to be conveyed to HCP Properties, LP, a Delaware limited partnership and a Lessor, the real property described on Exhibit A hereto (the “Additional Heartland of Marion Land”), which real property is owned by an affiliate of Lessee, and which adjoins, and is adjacent to, the Original Heartland of Marion Land.

G.            Lessee desires to lease the Additional Heartland of Marion Land from Lessor, for the construction of, at Lessee’s sole cost and expense, the Marion Expansion Project.

H.            Lessor is willing to lease the Additional Heartland of Marion Land to Lessee for the purposes described above and on the terms set forth in the Master Lease, as amended hereby.

I.              Lessor and Lessee desire to enter into this Amendment to provide for the addition of the Additional Heartland of Marion Land to the “Leased Property” which is the subject of the Master Lease.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.             Recitals.  The foregoing recitals are adopted by Lessor and Lessee as true and correct and, by this reference, are incorporated herein as if set forth herein in full.

2.             Heartland of Marion Land. The Master Lease is hereby amended to modify the “Land” to add the Additional Heartland of Marion Land thereto and Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, as part of the Leased Property, all of Lessor’s right, title and interest in and to the Additional Heartland of Marion Land and any improvements currently and to be located thereon, subject to all of the terms, conditions and provisions of the Master Lease, as it is hereby, and may be hereafter, amended, modified, restated or otherwise modified.

3.             Effect of Amendment. All references in the Master Lease to the “Master Lease” shall be deemed to be references to the Master Lease as amended hereby.

4.             Full Force and Effect; Acknowledgement. The Master Lease, as hereby amended, shall remain and continue in full force and effect. Without limiting the generality of the foregoing, Lessee acknowledges that the Marion Expansion Project contemplates Capital Additions and/or material structural alterations to the Leased Property which are subject to the Master Lease, including, without limitation, Sections 10.1 and 10.2 thereof, and nothing herein shall be construed as a Lessor’s waiver of the requirements set forth therein.  Notwithstanding the foregoing, Lessor acknowledges that the Marion Expansion Project is a Pre-existing Project as set forth in Schedule 10.1.

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5.             Counterparts; Facsimile or Electronically Transmitted Signatures. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

6.             Fees and Costs. Pursuant to Lessee’s obligations under Section 42.2 of the Master Lease, Lessee hereby agrees to pay to Lessor a sum equal to $20,000.00 as reimbursement for Lessor’s actual out-of-pocket costs and expenses incurred in connection with the review of Lessee’s request and the preparation, negotiation and documentation of this Amendment, which amount shall constitute Additional Charges under the Master Lease.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

“LESSOR”

HCP PROPERTIES, LP, a Delaware limited partnership

By:	HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner

HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company

HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company

HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company

HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company

HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company

HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company

HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company

HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Susan M. Tate
	Name:	Susan M. Tate
	Title:	Executive Vice President

“LESSEE”

HCR III HEALTHCARE, LLC, a Delaware limited liability company

By:	/s/ Matthew S. Kang
	Name:	Matthew S. Kang
	Title:	Chief Financial Officer

[Marion, Ohio - #1672]

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as amended pursuant to the foregoing Amendment.

HCR MANORCARE, INC., a Delaware corporation

By:	/s/ Steven M. Cavanaugh
	Name:	Steven M. Cavanaugh
	Title:	Chief Operating Officer

Consent, Reaffirmation and Agreement

EXHIBIT A

Additional Heartland of Marion Land

Being Part of Outlot 731, Section 34, Township 5 South, Range 15 East, City of Marion, Marion County, State of Ohio; Being part of a tract now or formerly owned by Health Care & Retirement Corporation of America (O.R. 795 Pg. 690); and being more particularly described as follows;

Beginning at an existing 1” dia. iron pin located at the Northwest Corner of Lot 18221 in Adcare Subdivision (P.B. 13 pg. 5); thence N 1° 01’ 35” W (for basis of bearing, see Plat Book 13 Pg. 5, Marion County Recorder’s Office) for a distance of 15.00 feet to a 5/8” dia. iron pin set on a point of curve; thence Northeasterly along a curve to the right having a radius of 476.90 feet for an arc distance of 133.74 feet (chord N 7° 00’ 30” E 133.30 feet) to a 1” dia. iron pin set; thence N 88° 58’ 40” E for a distance of 506.37 feet to a 1” dia. iron pin set on Grantor’s East Line; thence along Grantor’s East Line S 1° 01’ 35” E for a distance of 147.00 feet to an existing 1” dia. iron pin on the North Line of said Lot 18221; thence along said North Line S 88° 58’ 40” W for a distance of 525.00 feet to an existing 1” dia. iron pin on the Northwest Corner of said Lot and the point of beginning.

Containing 1.753 acres more or less, and being subject to legal highways, easements, restrictions, and agreements of record. This description prepared from a survey performed by Thomas L. Boblenz, Registered Surveyor 5719, and dated September 12, 2011. All 5/8” & 1” dia. iron pins set have a plastic identity cap with the following caption, “TLB & Associates.”